Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE A

As of July 1, 2026

Columbia Funds Series Trust

Series	Effective Date
Columbia California Intermediate Municipal Bond Fund	September 1, 2015
Columbia Capital Allocation Moderate Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Conservative Portfolio	June 1, 2016
Columbia Convertible Securities Fund	July1,2015
Columbia Cornerstone Equity Fund	July1,2015
Columbia Large Cap Enhanced Core Fund	July1,2015
Columbia Large Cap Growth Opportunity Fund	July1,2015
Columbia Large Cap Index Fund	July1,2015
Columbia Mid Cap Index Fund	July1,2015
Columbia Overseas Value Fund	July1,2015
Columbia Select Mid Cap Value Fund	July1,2015
Columbia Short Duration Municipal Bond Fund	September 1, 2015
Columbia Short Term Bond Fund	August 1, 2015
Columbia Small Cap Index Fund	July1,2015
Columbia Small Cap Value and Inflection Fund	July1,2015

Columbia Funds Series Trust II

Series	Effective Date
Columbia Capital Allocation Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Conservative Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Portfolio	June 1, 2016
Columbia Commodity Strategy Fund	October 1, 2015
Columbia Disciplined Core Fund	December 1, 2015
Columbia Disciplined Growth Fund	December 1, 2015
Columbia Disciplined Value Fund	December 1, 2015
Columbia Dividend Opportunity Fund	October 1, 2015
Columbia Emerging Markets Bond Fund	March 1, 2016
Columbia Flexible Capital Income Fund	October 1, 2015
Columbia Floating Rate Fund	December 1, 2015
Columbia Global Opportunities Fund	December 1, 2015
Columbia Global Value Fund	July 1, 2015
Columbia Government Money Market Fund	December 1, 2015
Columbia High Yield Bond Fund	October 1, 2015
Columbia Income Builder Fund	June 1, 2016
Columbia Income Opportunities Fund	December 1, 2015
Columbia Intrinsic Value Fund	October 1, 2015
Columbia Minnesota Tax-Exempt Fund	December 1, 2015
Columbia Mortgage Opportunities Fund	October 1, 2015
Columbia Quality Income Fund	October 1, 2015
Columbia Select Global Equity Fund	March 1, 2016
Columbia Select Large Cap Value Fund	October 1, 2015
Columbia Select Short Corporate Income Fund	December 1, 2015
Columbia Select Small Cap Value Fund	October 1, 2015
Columbia Seligman Global Technology Fund	March 1, 2016
Columbia Seligman Technology and Information Fund	October 1, 2015

A-1

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Columbia Short-Term Cash Fund	December 1, 2015
Columbia Strategic Municipal Income Fund	December 1, 2016
Multi-Manager Value Strategies Fund	October 1, 2015

Columbia Funds Variable Series Trust II

Series	Effective Date
Columbia Variable Portfolio – Balanced Fund	May 1, 2016
Columbia Variable Portfolio – Commodity Strategy Fund	May 1, 2016
Columbia Variable Portfolio – Core Equity Fund	May 1, 2016
Columbia Variable Portfolio – Cornerstone Growth Fund	May 1, 2016
Columbia Variable Portfolio – Disciplined Core Fund	May 1, 2016
Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Bond Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Fund	May 1, 2016
Columbia Variable Portfolio – Government Money Market Fund	May 1, 2016
Columbia Variable Portfolio – High Yield Bond Fund	May 1, 2016
Columbia Variable Portfolio – Income Opportunities Fund	May 1, 2016
Columbia Variable Portfolio – Intermediate Bond Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Index Fund	May 1, 2016
Columbia Variable Portfolio – Overseas Core Fund	May 1, 2016
Columbia Variable Portfolio – Select Corporate Income Fund	May 1, 2026
Columbia Variable Portfolio – Select Large Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select Mid Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Select Mid Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select Short Corporate Income Fund	May 1, 2016
Columbia Variable Portfolio – Select Small Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Government Mortgage Fund	May 1, 2016
CTIVP® – BlackRock Global Inflation-Linked Securities Fund	May 1, 2016
CTIVP® – CenterSquare Real Estate Fund	May 1, 2016
CTIVP® – Fidelity Institutional AM® Total Bond Fund	May 1, 2016
CTIVP® – Principal Large Cap Growth Fund	May 1, 2016
CTIVP® – TCW Total Return Bond Fund	May 1, 2016
CTIVP® – T. Rowe Price Large Cap Value Fund	May 1, 2016
CTIVP® – Victory Sycamore Established Value Fund	May 1, 2016
CTIVP® – Wellington Large Value Fund	May 1, 2016
CTIVP®– Westfield Mid Cap Growth Fund	May 1, 2016
CTIVP® – Westfield Select Large Cap Growth Fund	May 1, 2016
Variable Portfolio – Aggressive Portfolio	May 1, 2016
Variable Portfolio – Conservative Portfolio	May 1, 2016
Variable Portfolio – Managed Volatility Moderate Growth Fund	May 1, 2016
Variable Portfolio – Moderate Portfolio	May 1, 2016
Variable Portfolio – Moderately Aggressive Portfolio	May 1, 2016
Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016
Variable Portfolio – Partners Core Bond Fund	May 1, 2016
Variable Portfolio – Partners Core Equity Fund	May 1, 2016
Variable Portfolio – Partners International Core Equity Fund	May 1, 2016
Variable Portfolio – Partners International Growth Fund	May 1, 2016
Variable Portfolio – Partners International Value Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Growth Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Value Fund	May 1, 2016

A-2

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE B

Fee Schedule

As of July 1, 2026

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Dividend Opportunity Fund Columbia Intrinsic Value Fund Multi-Manager Value Strategies Fund	October 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
Columbia Global Value Fund	July 1, 2015
Columbia VP – Dividend Opportunity Fund	May 1, 2016
Columbia VP – Balanced Fund	July 1, 2022	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000 – $15,600 >$15,600 – $20,300 >$20,300 – $26,400 >$26,400 – $34,300 >$34,300 – $44,600 >$44,600	0.7200 0.6700 0.6200 0.5700 0.5500 0.5300 0.5200 0.5175 0.5150 0.5125 0.5100 0.5075	% % % % % % % % % % % %
Columbia California Intermediate Municipal Bond Fund	September 1, 2015	$0 – $250 >$250 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.470 0.465 0.415 0.380 0.350 0.330 0.320 0.310	% % % % % % % %
Columbia Capital Allocation Aggressive Portfolio Columbia Capital Allocation Conservative Portfolio Columbia Capital Allocation Moderate Portfolio Columbia Capital Allocation Moderate Aggressive Portfolio Columbia Capital Allocation Moderate Conservative Portfolio	June 1, 2016	Category 1 Assets invested in securities other than third-party advised mutual funds, and in the Investment Manager’s proprietary funds that do not pay a management fee (or advisory fee, as applicable) (including exchange-traded funds), derivatives and individual securities	0.57%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
		Category 2 Assets invested in non-exchange-traded third-party advised mutual funds	0.12%
		Category 3 Assets invested in funds advised by the Investment Manager (excluding any underlying funds that do not pay a management fee (or advisory fee, as applicable) to the Investment Manager)	0.02%
Columbia Commodity Strategy Fund*	October 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.630 0.580 0.550 0.520 0.500 0.490	% % % % % %
Columbia VP – Commodity Strategy Fund*	May 1, 2016
Columbia Convertible Securities Fund	July 1, 2021	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $12,000 >$12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %
Columbia VP – Core Equity Fund	May 1, 2016	All	0.40%
Columbia Disciplined Core Fund Columbia Disciplined Growth Fund Columbia Disciplined Value Fund	December 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.750 0.700 0.650 0.600 0.580 0.560 0.550	% % % % % % %
Columbia Emerging Markets Bond Fund	March 1, 2016

$0 – $500

>$500 – $1,000

>$1,000 – $2,000

>$2,000 – $3,000

>$3,000 – $6,000

>$6,000 – $7,500

>$7,500 – $9,000

>$9,000 – $10,000

>$10,000 – $12,000

>$12,000 – $15,000

>$15,000 – $20,000

>$20,000 – $24,000

>$24,000 – $50,000

>$50,000

			0.600 0.590 0.575 0.555 0.530 0.505 0.490 0.481 0.469 0.459 0.449 0.433 0.414 0.393	% % % % % % % % % % % % % %
Columbia VP – Emerging Markets Bond Fund	May 1, 2016

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia VP – Overseas Core Fund	May 1, 2016	$0 – $250 >$250 – $500 >$500 – $750 >$750 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000 – $20,000 >$20,000 – $24,000 >$24,000 – $50,000 >$50,000	0.880 0.855 0.825 0.800 0.770 0.720 0.700 0.680 0.670 0.660 0.650 0.620	% % % % % % % % % % % %
Columbia Flexible Capital Income Fund	October 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $3,000 >$3,000 – $6,000 >$6,000	0.650 0.630 0.610 0.570 0.540	% % % % %
Columbia Floating Rate Fund Columbia Income Opportunities Fund	December 1, 2015

$0 – $250

>$250 – $500

>$500 – $750

>$750 – $1,000

>$1,000 – $2,000

>$2,000 – $3,000

>$3,000 – $6,000

>$6,000 – $7,500

>$7,500 – $9,000

>$9,000 – $10,000

>$10,000 – $12,000

>$12,000 – $15,000

>$15,000 – $20,000

>$20,000 – $24,000

>$24,000 – $50,000

>$50,000

			0.660 0.645 0.635 0.625 0.610 0.600 0.565 0.540 0.525 0.500 0.485 0.475 0.465 0.440 0.425 0.400	% % % % % % % % % % % % % % % %
Columbia High Yield Bond Fund	October 1, 2015
Columbia VP – High Yield Bond Fund Columbia VP – Income Opportunities Fund	May 1, 2016
Columbia Global Opportunities Fund	December 1, 2015	Category 1 Assets invested in underlying funds (including ETFs) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.00%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”

Category 2

Assets invested in securities (other than underlying mutual funds (including ETFs) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, derivatives and individual securities.

$0 – $500

>$500 – $1,000

>$1,000 – $1,500

>$1,500 – $3,000

>$3,000 – $6,000

>$6,000 – $12,000

>$12,000

			0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
Columbia Income Builder Fund	June 1, 2016	All	0.02%
CTIVP® – BlackRock Global Inflation-Linked Securities Fund	May 1, 2016

$0 – $500

>$500 – $1,000

>$1,000 – $2,000

>$2,000 – $3,000

>$3,000 – $6,000

>$6,000 – $7,500

>$7,500 – $9,000

>$9,000 – $10,000

>$10,000 – $12,000

>$12,000 – $15,000

>$15,000 – $20,000

>$20,000 – $24,000

>$24,000 – $50,000

>$50,000

			0.510 0.505 0.475 0.450 0.415 0.390 0.375 0.370 0.360 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % % % %
Columbia Select Short Corporate Income Fund	December 1, 2015

$0 – $500

>$500 – $1,000

>$1,000 – $2,000

>$2,000 – $3,000

>$3,000 – $6,000

>$6,000 – $7,500

>$7,500 – $9,000

>$9,000 – $10,000

>$10,000 – $12,000

>$12,000 – $15,000

>$15,000 – $20,000

>$20,000 – $24,000

>$24,000 – $50,000

>$50,000

			0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Large Cap Enhanced Core Fund	July 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.750 0.700 0.650 0.600 0.580 0.560 0.550	% % % % % % %
Columbia Large Cap Growth Opportunity Fund	July 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
Columbia VP – Cornerstone Growth Fund Variable Portfolio – Partners Core Equity Fund	May 1, 2016
Columbia Large Cap Index Fund(1) Columbia Mid Cap Index Fund Columbia Small Cap Index Fund(1)	July 1, 2015	ALL	0.20%
Columbia VP – Large Cap Index Fund	May 1, 2016
Columbia Select Mid Cap Value Fund	July 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $12,000 >$12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %
Columbia VP – Select Mid Cap Growth Fund Columbia VP – Select Mid Cap Value Fund	May 1, 2016
Columbia Minnesota Tax-Exempt Fund	December 1, 2015	$0 – $250 >$250 – $500 >$500 – $1,000 >$1,000 – $3,000 >$3,000 – $6,000 >$6,000 – $7,500 >$7,500 – $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %
Columbia Government Money Market Fund Columbia VP – Government Money Market Fund	July 1, 2024

$0 – $500

>$500 – $1,000

>$1,000 – $1,500

>$1,500 – $2,000

>$2,000 – $2,500

>$2,500 – $3,000

>$3,000 – $5,000

>$5,000 – $6,000

>$6,000 – $7,500

>$7,500 – $9,000

>$9,000 – $10,000

>$10,000 – $12,000

>$12,000 – $15,000

>$15,000 – $20,000

>$20,000 – $24,000

>$24,000

			0.290 0.285 0.263 0.245 0.228 0.210 0.200 0.180 0.160 0.155 0.130 0.120 0.110 0.100 0.090 0.080	% % % % % % % % % % % % % % % %
Columbia Mortgage Opportunities Fund	October 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000	0.650 0.645 0.630 0.620	% % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
		>$3,000 – $6,000 >$6,000 – $7,500 >$7,500 – $9,000 >$9,000 – $10,000 >$10,000 – $12,000 >$12,000	0.595 0.580 0.565 0.555 0.545 0.535	% % % % % %
Columbia Overseas Value Fund Columbia Select Global Growth Fund	July 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.870 0.820 0.770 0.720 0.700 0.680 0.670	% % % % % % %
Variable Portfolio – Partners International Value Fund	May 1, 2016
Variable Portfolio – Partners International Core Equity Fund	May 1, 2018
Columbia Select Global Equity Fund	July 8, 2020	$0 – $250 >$250 – $500 >$500 – $750 >$750 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000 – $20,000 >$20,000 – $24,000 >$24,000 – $50,000 >$50,000	0.870 0.855 0.820 0.800 0.770 0.720 0.700 0.680 0.670 0.660 0.650 0.620	% % % % % % % % % % % %
Columbia Cornerstone Equity Fund	July 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
CTIVP® - Victory Sycamore Established Value Fund	July 1, 2016
Columbia Select Large Cap Value Fund	October 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	0.770 0.715 0.615 0.600 0.580 0.570	% % % % % %
Columbia VP – Disciplined Core Fund Columbia VP – Select Large Cap Value Fund	May 1, 2016
Columbia Select Small Cap Value Fund	October 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $3,000 >$3,000 – $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %
Columbia Small Cap Value and Inflection Fund	July 1, 2015
Columbia VP – Select Small Cap Value Fund	May 1, 2016
Columbia Seligman Technology and Information Fund Columbia Seligman Global Technology Fund Columbia VP – Seligman Global Technology Fund	July 1, 2022	$0 – $500 >$500 – $1,000 >$1,000 – $3,000 >$3,000 – $4,000 >$4,000 – $6,000 >$6,000 – $12,000 >$12,000 – $20,000 >$20,000 – $24,000 >$24,000 – $50,000 >$50,000	0.9150 0.9100 0.9050 0.8650 0.8150 0.7650 0.7550 0.7450 0.7350 0.7050	% % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Short Term Bond Fund	August 1, 2015

$0 – $500

>$500 – $1,000

>$1,000 – $2,000

>$2,000 – $3,000

>$3,000 – $6,000

>$6,000 – $7,500

>$7,500 – $9,000

>$9,000 – $10,000

>$10,000 – $12,000

>$12,000 – $15,000

>$15,000 – $20,000

>$20,000 – $24,000

>$24,000 – $50,000

>$50,000

			0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %
Columbia Short Duration Municipal Bond Fund	September 1, 2015
Columbia VP – U.S. Government Mortgage Fund	May 1, 2016
Columbia Short-Term Cash Fund	December 1, 2015	All	0.00%
Columbia Strategic Municipal Income Fund	December 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000 >$3,000 – $6,000 >$6,000 – $7,500 >$7,500 – $10,000 >$10,000 – $12,000 >$12,000 – $15,000 >$15,000 – $24,000 >$24,000 – $50,000 >$50,000	0.480 0.475 0.445 0.420 0.385 0.360 0.350 0.340 0.330 0.320 0.300 0.290	% % % % % % % % % % % %
Columbia Quality Income Fund	October 1, 2015	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000 >$3,000 – $6,000 >$6,000 – $7,500 >$7,500 – $9,000 >$9,000 – $12,000 >$12,000 – $20,000 >$20,000 – $24,000 >$24,000 – $50,000 >$50,000	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %
Columbia VP – Select Corporate Income Fund Columbia VP – Intermediate Bond Fund	May 1, 2025 May 1, 2016
CTIVP® – TCW Total Return Bond Fund	July 1, 2016
Columbia VP – Emerging Markets Fund	July 1, 2017	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000 – $6,000 >$6,000 – $12,000 >$12,000	1.100 1.060 0.870 0.820 0.770 0.720 0.700	% % % % % % %
Columbia VP – Select Short Corporate Income Fund	May 1, 2016	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000 >$3,000 – $6,000 >$6,000 – $7,500	0.480 0.475 0.465 0.460 0.445 0.430	% % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
		>$7,500 – $9,000 >$9,000 – $10,000 >$10,000 – $12,000 >$12,000 – $15,000 >$15,000 – $20,000 >$20,000 – $24,000 $24,000 – $50,000 >$50,000	0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % %
Variable Portfolio – Managed Volatility Moderate Growth Fund Variable Portfolio – Aggressive Portfolio Variable Portfolio – Conservative Portfolio Variable Portfolio – Moderate Portfolio Variable Portfolio – Moderately Aggressive Portfolio Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016	Category 1 Assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.02%

Category 2

Assets invested in securities (other than affiliated underlying funds (including ETFs and closed end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities

$0 – $500

>$500 – $1,000

>$1,000 – $1,500

>$1,500 – $3,000

>$3,000 – $6,000

>$6,000 – $12,000

>$12,000

			0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
CTIVP® – Fidelity Institutional AM® Total Bond Fund	September 30, 2017	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000 >$3,000 – $6,000 >$6,000 – $7,500 >$7,500 – $9,000 >$9,000 – $12,000 >$12,000 – $20,000 >$20,000 – $24,000 >$24,000 – $50,000 >$50,000	0.500 0.495 0.480 0.460 0.445 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %
CTIVP® – CenterSquare Real Estate Fund	May 1, 2016	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $3,000 >$3,000	0.750 0.745 0.720 0.670 0.660	% % % % %
Variable Portfolio – Partners International Growth Fund	July 1, 2018	$0 – $500 >$500 – $1,000 >$1,000 – $1,500	0.920 0.870 0.820	% % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
		>$1,500–$3,000 >$3,000 – $12,000 >$12,000	0.770 0.760 0.750	% % %
CTIVP® – Westfield Mid Cap Growth Fund	May 1, 2016	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000 >$3,000 – $12,000 >$12,000	0.810 0.805 0.750 0.700 0.690 0.680	% % % % % %
CTIVP® – Principal Large Cap Growth Fund CTIVP® – T. Rowe Price Large Cap Value Fund CTIVP® – Wellington Select Large Cap Value Fund	May 1, 2016	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000 >$3,000 – $12,000 >$12,000	0.710 0.705 0.650 0.550 0.540 0.530	% % % % % %
CTIVP® – Westfield Mid Cap Growth Fund	May 1, 2016	$0 – $500 >$500 – $1,000 >$1,000 – $1,500 >$1,500 – $2,000 >$2,000 – $3,000 >$3,000 – $12,000 >$12,000	0.710 0.705 0.650 0.600 0.550 0.540 0.530	% % % % % % %
VP – Partners Small Cap Growth Fund VP – Partners Small Cap Value Fund	July 1, 2016	$0 – $500 >$500 – $1,000 >$1,000 – $3,000 >$3,000 – $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %
VP – Partners Core Bond Fund	May 1, 2017	$0 – $500 >$500 – $1,000 >$1,000 – $2,000 >$2,000 – $3,000 >$3,000 – $6,000 >$6,000 – $7,500 >$7,500 – $9,000 >$9,000 – $12,000 >$12,000 – $20,000 >$20,000 – $24,000 >$24,000 – $50,000 >$50,000	0.500 0.495 0.480 0.460 0.445 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

*

When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.

(1)

The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of June 18, 2026.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	/s/ Michael G. Clarke
Name: Michael G. Clarke
Title: President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Marc Zeitoun
Name: Marc Zeitoun
Title: Vice President and Head of North America Product